77Q1(d)

Amended Schedule B, dated November 16, 2016, to the Declaration of Trust dated November 5, 2004 (as amended May 14, 2014). Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 8, 2016 (Accession Number 0001193125-16-788570).

Amended Schedule B, dated December 8, 2016, to the Declaration of Trust dated November 5, 2004 (as amended May 14, 2014). Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission on February 24, 2017 (Accession Number 0001193125-17-056506).

Combined Amended and Restated Rule 18f-3, Multi-Class Plan, including Exhibit A amended as of November 16, 2016. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 8, 2016 (Accession Number 0001193125-16-788570).

Amended Exhibit B, dated November 30, 2016, to the Combined Amended and Restated Rule 18f-3 Multi-Class Plan (amended November 16, 2016). Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 8, 2016 (Accession Number 0001193125-16-788570).

J.P. MORGAN FUNDS
COMBINED AMENDED AND RESTATED
RULE 18f-3 MULTI-CLASS PLAN
(Amended as of November 16, 2016)

I. Introduction
Pursuant to Rule 18f 3 under the Investment Company Act of 1940, as amended (the “1940 Act”), the following sets forth the method for allocating fees and expenses among each class of shares (“Shares”) of the underlying investment funds of the investment companies listed on Exhibit A (each a “Company”) that issues multiple classes of shares (the “Multi Class Funds”). In addition, this Combined Amended and Restated Rule 18f 3 Multi Class Plan (the “Plan”) sets forth the shareholder servicing arrangements, distribution arrangements, conversion features, exchange privileges, other shareholder services, voting rights, dividends, and per share net asset value of each class of shares in the Multi Class Funds. The Multi-Class Funds covered by this Plan are listed on Exhibit B.
Each Company is an open end, management investment company registered under the 1940 Act, the shares of which are registered on Form N 1A under the Securities Act of 1933. Upon the effective date of this Plan, each Company hereby elects to offer multiple classes of shares in the Multi Class Funds pursuant to the provisions of Rule 18f 3 and this Plan. Each Multi Class Fund is authorized to issue multiple classes of shares representing interests in the same underlying portfolio of assets of the respective Fund, as described below.  This Plan constitutes the combination, amendment and restatement of the Rule 18f-3 Multi-Class Plan previously adopted by each Company.

II. Allocation of Expenses
Pursuant to Rule 18f 3 under the 1940 Act, each Company shall allocate to each class of shares in a Multi Class Fund (i) any fees and expenses incurred by the Company in connection with the distribution of such class of shares under a distribution plan adopted for such class of shares pursuant to Rule 12b 1, and (ii) any fees and expenses incurred by the Company under a shareholder servicing agreement in connection with the provision of shareholder services to the holders of such class of shares.  Each class may, at the Board’s discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Fund’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than other classes.  In addition, pursuant to Rule 18f 3, each Company may, at the Board’s discretion, allocate the following fees and expenses to a particular class of shares in a single Multi Class Fund:

1. transfer agent fees identified by the transfer agent (and sub-transfer agency fees identified by financial intermediaries) as being attributable to such class of shares; beginning September 1, 2014, the Board has authorized the allocation of sub-transfer agency fees on a class by class basis and beginning March 1, 2015, the Board has authorized the allocation of transfer agency fees on a class by class basis;

2. printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, reports and proxies to current shareholders of such class of shares or to regulatory agencies with respect to such class of shares;

3. blue sky fees incurred by such class of shares;

4. Securities and Exchange Commission registration fees incurred by such class of shares;

5. the expense of administrative personnel and services (including, but not limited to, those of a fund accountant or dividend paying agent charged with calculating net asset values or determining or paying dividends) as required to support the shareholders of such class of shares;

6. litigation or other legal expenses relating solely to such class of shares;

7. Trustees fees incurred as result of issues relating to such class of shares; and

8. independent accountants’ fees relating solely to such class of shares.
All other expenses will be allocated to each class on the basis of the net assets of that class in relation to the net assets of the Fund.  However, money market funds operating in reliance on Rule 2a-7, and other Funds making daily distributions of their net investment income, may allocate such other expenses to each share regardless of class, or based on the relative net assets.  In addition, in the event that the net asset value of a class of a money market fund operating in reliance on Rule 2a-7 to utilize amortized cost accounting to seek to maintain a stable net asset value deviates from an unrounded $1.00000, the Fund shall reallocate capital among the outstanding share classes of such Fund so that, following such reallocation, the net asset value of each class of the Fund shall be the same, so long as the Board of Trustees (“Board”), including a majority of the Trustees who are not interested persons of the Fund (“Independent Trustees”), determines that the reallocation is in the best interests of shareholders and is fair to shareholders, with the Board, including the Independent Trustees, reserving the ability to make such determination in advance of the reallocation. The Adviser, Distributor, Administrator and any other provider of services to the Multi-Class Funds may waive or reimburse the expenses of a particular class or classes.
Income, realized and unrealized capital gains and losses, and any expenses of a Multi Class Fund not allocated to a particular class of such Multi-Class Fund pursuant to this Plan shall be allocated to each class of the Multi-Class Fund on the basis of the net asset value of that class in relation to the net asset value of the Multi-Class Fund.
The initial determination of the class expenses that will be allocated by each Company to a particular class of shares and any subsequent changes thereto will be reviewed by the Board of Trustees and approved by a vote of the Trustees of each Company, including a majority of the Trustees who are not interested persons of each Company. The Trustees will monitor conflicts of interest among the classes and agree to take any action necessary to eliminate conflicts.
Class Arrangements.

The following charts summarize the front end sales charges, contingent deferred sales charges, Rule 12b 1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to each class of shares of the Multi Class Funds. Each Multi Class Fund shall offer such class or classes of shares as the Board of Trustees of each Company shall determine from time to time.  The Equity Funds, Fixed Income Funds, Short-Term Funds, and Money Market Funds are indicated on Exhibit B.  Additional details regarding such fees and services are set forth in each Fund’s current Prospectus and Statement of Additional Information.

Non-Money Market Funds

Class A EQUITY: Initial Sales Load - Up to 5.25% of offering price[1] (4.50% of the offering price for the JPMorgan Investor Funds, JPMorgan SmartRetirement Funds, JPMorgan SmartRetirement Blend Funds, JPMorgan Diversified Real Return Fund, JPMorgan Diversified Fund, JPMorgan Global Allocation Fund and JPMorgan Systematic Alpha Fund), FIXED INCOME (excluding SHORT-TERM FUNDS): Up to 3.75% of offering price5, SHORT-TERM: Up to 2.25% of offering price5, ALL FUNDS: No initial sales load if initial purchase is in excess of limits in prospectus. For purchases of Short-Term Funds beginning January 2, 2014:  Applies only to purchases of $500,000 or more: 0.75% for shares redeemed or exchanged into a money market fund during the first 18 months after purchase. If a shareholder exchanges Class A Shares of a Fund for Class A Shares of a non-money market fund, the shareholder will not be charged at the time of the exchange but (1) the new Class A Shares will be subject to the charge specified above, and (2) the current holding period for the exchanged Class A Shares will carry over to the new shares. For purchases of other Fixed Income Funds beginning July 1, 2010: FIXED INCOME: Applies only to purchases of $1,000,000 or more: For shares of the Funds (other than the JPMorgan Mortgage-Backed Securities Fund), 0.75% of the purchase price for shares redeemed or exchanged into a money market fund during the first 18 months. For shares of the JPMorgan Mortgage-Backed Securities Fund, 0.50% of the purchase price for shares redeemed or exchanged into a money market fund during the first 12 months after purchase. If a shareholder exchanges Class A Shares of a Fund for Class A Shares of a non-money market fund, the shareholder will not be charged at the time of the exchange but (1) the new Class A Shares will be subject to the charge specified above, and (2) the current holding period for the exchanged Class A Shares will carry over to the new shares.EQUITY FUNDS: Applies only to purchases of $1,000,000 or more: Other than the JPMorgan Market Expansion Index Fund and the JPMorgan Equity Index Fund, 1.00% for shares redeemed or exchanged into a money market fund during the first 12 months after purchase and 0.50% for shares redeemed or exchanged into a money market fund between 12 and 18 months after purchase.For the JPMorgan Market Expansion Index Fund 0.25% for shares redeemed or exchanged into a money market fund during the first 12 months after purchase.  For the Equity Index Fund, 0.00% for shares redeemed or exchanged into a money market fund.If a shareholder exchanges Class A Shares of a Fund for Class A Shares of a non-money market fund, the shareholder will not be charged at the time of the exchange but (1) the new Class A Shares will be subject to the charge specified above, and (2) the current holding period for the exchanged Class A Shares will carry over to the new shares.Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the first day of the month. Rule 12b-1 Distribution Fees - 0.25% per annum of average daily net assets. Shareholder Servicing Fees - Up to 0.25% per annum of average daily net assets. Conversion Features - None Exchange Privileges -

Class C Initial Sales Load - None  Contingent Deferred Sales Charge (CDSC) [1] - 1.00% in the first year and eliminated thereafter. Class C Shares of the JPMorgan Limited Duration Bond Fund, the JPMorgan Short Duration Bond Fund, and the JPMorgan Short-Intermediate Municipal Bond Fund (collectively, the “Short Bond Funds”) purchased prior to September 3, 2013 are not subject to a CDSC. For purposes of determining the number of years from the time of any payment for the purchase of shares, the Funds assume that all purchases made in a given month were made on the first day of the month. No CDSC is imposed on share appreciation, nor is CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.  Therefore, in order to keep the CDSC as low as possible, the Funds first will redeem any Class A shares in the shareholder's Fund account, followed by shares acquired through dividend reinvestment, and lastly by the shares held for the longest time. Rule 12b-1 Distribution Fees - 0.75% per annum of average daily net assets. Shareholder Servicing Fees - Up to 0.25% per annum of average daily net assets. Conversion Features - None Exchange Privileges - ALL FUNDS: Class A Shares of a Fund may be exchanged (i) for Class A Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirements; or (ii) for Morgan Shares of a JPMorgan money market fund. Exchange Privileges - Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short –Intermediate Municipal Bond Fund, and JPMorgan Limited Duration Bond Fund (the “Short Bond Funds”) may be exchanged for Class C Shares of any other JPMorgan Fund, including Class C Shares of any of the Short Bond Funds. Prior to September 3, 2013, Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, except for Class C Shares of the Short Bond Funds. On or after September 3, 2013, Class C Shares of any JPMorgan Fund may be exchanged fro Class C Shares of another JPMorgan Fund, including Class C Shares of the Short Bond Funds.

Class C Shares of a Fund may be exchanged for Select Class or Institutional Class Shares of the same Fund if the Class C Shares being exchanged are no longer

Select[1],[2]  Initial Sales Load - None  Contingent Deferred Sales Charge (CDSC) [1] - None  Rule 12b-1 Distribution Fees - None  Shareholder Servicing Fees - Up to 0.25% per annum of average daily net assets.  Conversion Features -    The Select Class Shares of the Conversion Funds will convert to Institutional Class Shares on April 3, 2017, based on relative asset values of the two classes. Shares acquired by the reinvestment of dividends and distributions are    included in the conversion. None Exchange Privileges - Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirements.

Institutional Initial Sales Load - None  Contingent Deferred Sales Charge (CDSC) [1] - None  Rule 12b-1 Distribution Fees - None  Shareholder Servicing Fees - Up to 0.25% per annum of average daily net assets.  Conversion Features -    None  Exchange Privileges - Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirements.

Class L[3] Initial Sales Load - None  Contingent Deferred Sales Charge (CDSC) [1] - None  Rule 12b-1 Distribution Fees - None  Shareholder Servicing Fees - Up to 0.25% per annum of average daily net assets.  Conversion Features -    None Exchange Privileges - Class L Shares of a Fund may be exchanged for Class L Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any Investment minimum or eligibility requirements.

Class R6 Initial Sales Load - None  Contingent Deferred Sales Charge (CDSC) [1] - None  Rule 12b-1 Distribution Fees - None  Shareholder Servicing Fees - None   Conversion Features - None  Exchange Privileges - Class R6 Shares of a Fund may be exchanged for Class R6 Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirements.

Class R5 Initial Sales Load - None  Contingent Deferred Sales Charge (CDSC) [1] - None  Rule 12b-1 Distribution Fees - None  Shareholder Servicing Fees - Up to 0.25% per annum of average daily net assets.  Conversion Features -    None  Exchange Privileges - Class R5 Shares of a Fund may be exchanged for Class R5 Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirements.

Class R4 Initial Sales Load - None  Contingent Deferred Sales Charge (CDSC) [1] - None  Rule 12b-1 Distribution Fees - None  Shareholder Servicing Fees - Up to 0.25% per annum of average daily net assets.  Conversion Features -   None  Exchange Privileges - Class R4 Shares of a Fund may be exchanged for Class R4 Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirements.

Class R3 Initial Sales Load - None  Contingent Deferred Sales Charge (CDSC) [1] - None  Rule 12b-1 Distribution Fees - None  Shareholder Servicing Fees - Up to 0.25% per annum of average daily net assets.  Conversion Features -    None  Exchange Privileges - Class R3 Shares of a Fund may be exchanged for Class R3 Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirements

Class R2 Initial Sales Load - None  Contingent Deferred Sales Charge (CDSC) [1] - None  Rule 12b-1 Distribution Fees - None  Shareholder Servicing Fees - Up to 0.25% per annum of average daily net assets.  Conversion Features -    None  Exchange Privileges - Class R2 Shares of a Fund may be exchanged for Class R2 Shares of another JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirements.

[1] On April 3, 2017, the Select Class Shares will be renamed Class I Shares.
[2] On April 3, 2017, the Select Class Shares of each of JPMorgan Managed Income Fund, JPMorgan Intermediate Tax Free Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan New York Tax Free Bond Fund,
     JPMorgan California Tax Free Bond Fund, JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund (the “Conversion Funds”) will be converted to Institutional Class Shares.  On April 3, 2017, the Conversion
      Funds’ Institutional Class Shares will be renamed Class I Shares.
[3] Class L Shares will not be available until December 1, 2016.

[4] The JPMorgan Equity Funds, JPMorgan Fixed Income Funds and JPMorgan Short-Term Fixed Income Funds are indicated on Exhibit B (each “Equity Funds,” “Fixed Income Funds,” and “Short-Term Funds,” respectively).
[5] CDSCs can apply only to Fund share classes that have a sales charge and where the sales charge is initially deferred or waived.  For Class A and Class C shares, the CDSC is based on the original cost of the shares
[6] The amount payable for “service fees” (as defined by the Financial Industry Regulatory Authority (“FINRA”) may not exceed 0.25% of the average daily net assets attributable to a particular share class of a particular Fund.
[7] On April 3, 2017, the Shareholder Servicing Fee for the Conversion Funds’ Institutional Class Shares will be increased to 0.25% per annum of average daily net assets.
[8] On April 3, 2017, the Shareholder Servicing Fee for Class R5 Shares will be increased to 0.10% per annum of average daily net assets.
[9} Subject to restrictions, rights and conditions set forth in the prospectuses and statements of additional information.  For purposes of this Rule 18f-3 Multi-Class Plan, “J.P. Morgan Funds” include any and all applicable series (to      the extent the shares of such series are registered under the Securities Act of 1933, as amended) of the following registered investment companies:  (1) J.P. Morgan Fleming Mutual Fund Group, Inc.; (2) J.P. Morgan Mutual Fund          Investment Trust; (3) Undiscovered Managers Funds; (4) JPMorgan Trust I; (5) JPMorgan Trust II;  (6) JPMorgan Trust III; and (7) JPMorgan Trust IV.

Initial Sales Load
Morgan  None
Reserve None
Class C None
Institutional None
Premier None
Agency None
Capital None
Cash Management* None
Service None
Investor None

Contingent Deferred Sales Charge
Morgan  None
Reserve None
Class C 1.00% in the first year and eliminated thereafter.
Institutional None
Premier None
Agency None
Capital None
Cash Management* None
Service None
Investor None

Rule 12b-1 Distribution Fees
Morgan  0.10% per annum of average daily net assets (except JPMorgan Prime Money Market Fund).
Reserve 0.25% per annum of average daily net assets.
Class C 0.75% per annum of average daily net assets.
Institutional None
Premier None
Agency None
Capital None
Cash Management* 0.50% per annum of average daily net assets.
Service 0.60% per annum of the average daily net assets.
Investor None

Shareholder Servicing Fees
Morgan  Up to 0.35% per annum of average daily net assets.
Reserve Up to 0.30% per annum of average daily net assets.
Class C Up to 0.25% per annum of average daily net assets.
Institutional Up to 0.10% per annum of average daily net assets.
Premier Up to 0.30% per annum of average daily net assets.
Agency Up to 0.15% per annum of average daily net assets.
Capital Up to 0.05% per annum of average daily net assets.
Cash Management* Up to 0.30% per annum of average daily net assets.
Service Up to 0.30% per annum of average daily net assets.
Investor Up to 0.35% per annum of average daily net assets.

Conversion Features
Morgan  None
Reserve None
Class C None
Institutional None
Premier None
Agency None
Capital None
Cash Management* None
Service None
Investor None

Exchange Privileges
Morgan  Morgan Shares of a Fund may be exchanged for Morgan Shares of other JPMorgan Funds or Class A, Class C or Select Class Shares of another JPMorgan Fund, or for any other class of the same Fund, subject to any applicable initial sales load and to any investment minimum and eligibility requirements.

Reserve Reserve Shares may be exchanged for Reserve Shares of other JPMorgan Funds, subject to any investment minimum and eligibility requirements.

Class C Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short -Intermediate Municipal Bond Fund, and JPMorgan Limited Duration Bond Fund (the "Short Bond Funds") may be exchanged for Class C Shares of any other JPMorgan  Fund, including Class C Shares of any of the Short Bond Funds. Prior to September 3, 2013, Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, except for Class C Shares of the  Short Bond Funds.  On or after September 3, 2013, Class C Shares of any JPMorgan Fund may be
 exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of the Short Bond Funds.

Institutional Institutional Class Shares may be exchanged for Institutional Class Shares of other JPMorgan Funds or any other class of the same Fund, subject to meeting any minimum investment or eligibility requirements.

Premier Premier Shares may be exchanged for Premier Shares of other JPMorgan Funds or any other class of the same Fund, subject to meeting any minimum investment or eligibility requirements.

Agency Agency Shares may be exchanged for Agency Shares of other JPMorgan Funds or any other class of the same Fund, subject to meeting any minimum investment or eligibility requirements.

Capital Capital Shares may be exchanged for Capital Shares of other JPMorgan Funds or any other class of the same Fund, subject to meeting any minimum investment or eligibility requirements.

Cash Management* None

Service Service Shares may be exchanged for Service Shares of other JPMorgan Funds, subject to meeting any minimum investment or eligibility requirements.

Investor Investor Class Shares may be exchanged for Investor Shares of other JPMorgan Funds or any other class of the same Fund, subject to meeting any minimum investment or eligibility requirements.

[9] CDSCs can apply only to Fund share classes that have a sales charge and where the sales charge is initially deferred or waived.  For Class C shares, the CDSC is based on the original cost of the shares.  Effective October 14, 2016,   all money market funds that do not qualify as “government” money market funds as defined under Rule 2a-7 may be subjected to temporary liquidity fees or redemption gates in the event that their weekly liquid assets fall below a   designated threshold, subject, in certain cases, to action by the Board.
[10]  The amount payable for “service fees” (as defined by FINRA) may not exceed 0.25% of the average daily net assets attributable to a particular share class of a particular Fund.

*  Cash Management class of JPMorgan Prime Money Market Fund to be liquidated on or about 12/21/16, at which time it will be removed from the Plan.

EXHIBIT B
Multi-Class Funds Covered under Combined Rule 18f-3 Multi-Class Plan

(as of November 30, 2016)

JPMorgan Equity Funds

JPMorgan Access Balanced Fund
Class A X
Class C X
Select  X
Institutional X2
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Access Growth Fund
Class A X
Class C X
Select  X1
Institutional X2
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan China Region Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Commodities Strategy Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 X
JPMorgan Disciplined Equity Fund
Class A X
Class C
Select  X1
Institutional X
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 X
JPMorgan Diversified Fund
Class A X
Class C X
Select  X1
Institutional X2
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Diversified Real Return Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 N/A
JPMorgan Dynamic Growth Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 N/A
JPMorgan Dynamic Small Cap Growth Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Emerging Economies Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Emerging Markets Equity Fund
Class A X
Class C X
Select  X1
Institutional X2
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Emerging Markets Equity Income Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Equity Focus Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Equity Income Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 X
Class R4 X
Class R5 X
Class R6 X
JPMorgan Equity Index Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 X
JPMorgan Equity Low Volatility Income Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Global Allocation Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Global Research Enhanced Index Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Global Unconstrained Equity Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Growth Advantage Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Growth and Income Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Hedged Equity Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan International Discovery Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan International Equity Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan International Equity Income Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan International Research Enhanced Equity Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan International Opportunities Fund
Class A X
Class C X
Select  X1
Institutional X
Class R2
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 X
JPMorgan International Unconstrained Equity Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan International Value Fund
Class A X
Class C X
Select  X1
Institutional X2
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Intrepid America Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Intrepid European Fund
Class A X
Class C X
Select  X1
Institutional X2
Class R2
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Intrepid Growth Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Intrepid International Fund
Class A X
Class C X
Select  X1
Institutional X3
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5
Class R6 X
JPMorgan Intrepid Mid Cap Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 X
Class R4 X
Class R5 N/A
Class R6 X
JPMorgan Intrepid Advantage Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Intrepid Value Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Investor Balanced Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Investor Conservative Growth Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Investor Growth & Income Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Investor Growth Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Large Cap Growth Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 X
Class R4 X
Class R5 X
Class R6 X
JPMorgan Large Cap Value Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Latin America Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 X
JPMorgan Market Expansion Enhanced Index Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Mid Cap Equity Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Mid Cap Growth Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 X
Class R4 X
Class R5 X
Class R6 X
JPMorgan Mid Cap Value Fund
Class A X
Class C X
Select  X1
Institutional X2
Class R2 X
Class R3 X
Class R4 X
Class R5 X
Class R6 X
JPMorgan Multi-Cap Market Neutral Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Multi-Manager Alternatives Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Multi-Manager Long/Short Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Opportunistic Equity Long/Short Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Realty Income Fund
Class A X
Class C X
Select  X1
Institutional X2
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Research Market Neutral Fund
Class A X
Class C X
Select  X1
Institutional X2
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Small Cap Core Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Small Cap Equity Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 X
Class R4 X
Class R5 X
Class R6 X
JPMorgan Small Cap Growth Fund
Class A X
Class C X
Select  X1
Institutional X2
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Small Cap Value Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 X
Class R4 X
Class R5 X
Class R6 X
JPMorgan SmartAllocation Equity Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan SmartRetirement Income Fund
Class A X
Class C X
Select  X1
Institutional X
Class R2 X
Class R3 X
Class R4 X
Class R5
Class R6 X
JPMorgan SmartRetirement 2015 Fund
Class A X
Class C X
Select  X1
Institutional X
Class R2 X
Class R3 X
Class R4 X
Class R5 N/A
Class R6 X
JPMorgan SmartRetirement 2020 Fund
Class A X
Class C X
Select  X1
Institutional X4
Class R2 X
Class R3 X
Class R4 X
Class R5 N/A
Class R6 X
JPMorgan SmartRetirement 2025 Fund
Class A X
Class C X
Select  X1
Institutional X4
Class R2 X
Class R3 X
Class R4 X
Class R5 N/A
Class R6 X
JPMorgan SmartRetirement 2030 Fund
Class A X
Class C X
Select  X1
Institutional X4
Class R2 X
Class R3 X
Class R4 X
Class R5 N/A
Class R6 X
JPMorgan SmartRetirement 2035 Fund
Class A X
Class C X
Select  X1
Institutional X4
Class R2 X
Class R3 X
Class R4 X
Class R5 N/A
Class R6 X
JPMorgan SmartRetirement 2040 Fund
Class A X
Class C X
Select  X1
Institutional X4
Class R2 X
Class R3 X
Class R4 X
Class R5 N/A
Class R6 X
JPMorgan SmartRetirement 2045 Fund
Class A X
Class C X
Select  X1
Institutional X4
Class R2 X
Class R3 X
Class R4 X
Class R5 N/A
Class R6 X
JPMorgan SmartRetirement 2050 Fund
Class A X
Class C X
Select  X1
Institutional X4
Class R2 X
Class R3 X
Class R4 X
Class R5 N/A
Class R6 X
JPMorgan SmartRetirement 2055 Fund
Class A X
Class C X
Select  X1
Institutional X4
Class R2 X
Class R3 X
Class R4 X
Class R5 N/A
Class R6 X
JPMorgan SmartRetirement 2060 Fund
Class A X
Class C X
Select  X1
Institutional X4
Class R2 X
Class R3 X
Class R4 X
Class R5 N/A
Class R6 X
JPMorgan SmartRetirement Blend Income Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan SmartRetirement Blend 2015 Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan SmartRetirement Blend 2020 Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan SmartRetirement Blend 2025 Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan SmartRetirement Blend 2030 Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan SmartRetirement Blend 2035 Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan SmartRetirement Blend 2040 Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan SmartRetirement Blend 2045 Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan SmartRetirement Blend 2050 Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan SmartRetirement Blend 2055 Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan SmartRetirement Blend 2060 Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan SmartSpending 2050 Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 X
Class R4 X
Class R5 X
Class R6 X
JPMorgan Systematic Alpha Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 X
JPMorgan Tax Aware Equity Fund
Class A X
Class C X
Select  X5
Institutional X5
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan U.S. Dynamic Plus Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan U.S. Equity Fund
Class A X
Class C X
Select  X1
Institutional X2
Class R2 X
Class R3 X
Class R4 X
Class R5 X
Class R6 X
JPMorgan U.S. Large Cap Core Plus Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 N/A
JPMorgan U.S. Small Company Fund
Class A X
Class C X
Select  X1
Institutional X2
Class R2 X
Class R3 X
Class R4 X
Class R5 X
Class R6 X
JPMorgan Value Advantage Fund
Class A X
Class C X
Select  X1
Institutional X2
Class R2
Class R3 X
Class R4 X
Class R5 X
Class R6 X
JPMorgan Value Plus Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
Security Capital U.S. Core Real Estate Securities Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
Undiscovered Managers Behavioral Value Fund
Class A X
Class C X
Select  X1
Institutional X2
Class R2 X
Class R3 X
Class R4 X
Class R5 X
Class R6 X

[1] Select Class Shares are to be renamed Class I Shares on or about April 3, 2017.
[2] Institutional Class Shares are to be renamed Class L Shares on or about December 1, 2016.
[3] Institutional Class Shares are to be liquidated on or about December 8, 2016.
[4] Institutional Class Shares are to be renamed Class R5 Shares on or about April 3, 2017.

JPMorgan Fixed Income Funds

JPMorgan California Tax Free Bond Fund
Class A X
Class C X
Select  X
Institutional X5
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Core Bond Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 X
Class R4 X
Class R5 X
Class R6 X
JPMorgan Core Plus Bond Fund
Class A X
Class C X
Select  X1
Institutional X2
Class R2 X
Class R3 X
Class R4 X
Class R5 X
Class R6 X
JPMorgan Corporate Bond Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 X
JPMorgan Emerging Markets Corporate Debt Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 X
JPMorgan Emerging Markets Debt Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Emerging Markets Strategic Debt Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Flexible Long/Short Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 X
JPMorgan Global Bond Opportunities Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 X
JPMorgan Government Bond Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 X
Class R4 X
Class R5 N/A
Class R6 X
JPMorgan High Yield Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan High Yield Opportunities Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 X
JPMorgan Income Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 X
JPMorgan Income Builder Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Inflation Managed Bond Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Intermediate Tax Free Bond Fund
Class A X
Class C X
Select  X5
Institutional X5
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Mortgage-Backed Securities Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 X
JPMorgan Municipal Income Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan New York Tax Free Bond Fund
Class A X
Class C X
Select  X5
Institutional X5
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Ohio Municipal Bond Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan SmartAllocation Income Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Strategic Income Opportunities Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 N/A
JPMorgan Tax Aware High Income Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Tax Aware Income Opportunities Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Tax Aware Real Return Fund
Class A X
Class C X
Select  X5
Institutional X5
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 X
JPMorgan Tax Free Bond Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 N/A
Class R3 N/A
Class R4 N/A
Class R5 N/A
Class R6 N/A
JPMorgan Total Return Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X
JPMorgan Unconstrained Debt Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R2 X
Class R3 N/A
Class R4 N/A
Class R5 X
Class R6 X

[5]  Select Class Shares are to be converted to Institutional Class Shares on or about April 1, 2017 and then all Institutional Class Shares are to be renamed Class I Shares on or about April 1, 2017.
[6]  Class R2 Shares are to be liquidated on or about December 8, 2016.

JPMorgan Short-Term Funds

JPMorgan Floating Rate Income Fund*
Class A X
Class C X
Select  X1
Institutional N/A
Class R6 X
Class R5 N/A
JPMorgan Managed Income Fund
Class A N/A
Class C N/A
Select  X5
Institutional X5
Class R6 N/A
Class R5 N/A
JPMorgan Short Duration Bond Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R6 X
Class R5 N/A
JPMorgan Short Duration High Yield Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R6 X
Class R5 N/A
JPMorgan Short-Intermediate Municipal Bond Fund
Class A X
Class C X
Select  X5
Institutional X5
Class R6 N/A
Class R5 N/A
JPMorgan Treasury & Agency Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R6 N/A
Class R5 N/A
JPMorgan Limited Duration Bond Fund
Class A X
Class C X
Select  X1
Institutional N/A
Class R6 X
Class R5 N/A
JPMorgan Ultra-Short Municipal Fund
Class A X
Class C
Select  X1
Institutional N/A
Class R6 N/A
Class R5 N/A

*   This Fund will be considered a Short-Term Fund for purchases on or after January 2, 2014.

Money Market Funds

JPMorgan 100% U.S. Treasury Securities Money Market Fund
Capital X
Institutional  X
Agency X
Premier X
Investor N/A
Morgan X
Reserve  X
Class C N/A
Cash Management N/A
Service X
E*TRADE N/A
Direct N/A
Eagle N/A
I M N/A
JPMorgan California Municipal Money Market Fund
Capital N/A
Institutional  N/A
Agency N/A
Premier X
Investor N/A
Morgan X
Reserve  X
Class C N/A
Cash Management N/A
Service X
E*TRADE X
Direct
Eagle X
I M
JPMorgan Federal Money Market Fund
Capital X
Institutional  X
Agency X
Premier X
Investor
Morgan X
Reserve  X
Class C N/A
Cash Management N/A
Service N/A
E*TRADE N/A
Direct N/A
Eagle N/A
I M N/A
JPMorgan Liquid Assets Money Market Fund
Capital X
Institutional  X
Agency X
Premier X
Investor X
Morgan X
Reserve  X
Class C X
Cash Management N/A
Service N/A
E*TRADE X
Direct N/A
Eagle N/A
I M N/A
JPMorgan Municipal Money Market Fund
Capital N/A
Institutional  X
Agency X
Premier X
Investor N/A
Morgan X
Reserve  X
Class C N/A
Cash Management N/A
Service X
E*TRADE X
Direct N/A
Eagle X
I M N/A
JPMorgan New York Municipal Money Market Fund
Capital N/A
Institutional  N/A
Agency N/A
Premier X
Investor N/A
Morgan X
Reserve  X
Class C N/A
Cash Management N/A
Service X
E*TRADE X
Direct N/A
Eagle X
I M N/A
JPMorgan Prime Money Market Fund
Capital X
Institutional  X
Agency X
Premier X
Investor N/A
Morgan X
Reserve  X
Class C X
Cash Management X1
Service N/A
E*TRADE N/A
Direct N/A
Eagle N/A
I M X
JPMorgan Tax Free Money Market Fund
Capital
Institutional  X
Agency X
Premier X
Investor N/A
Morgan X
Reserve  X
Class C N/A
Cash Management N/A
Service N/A
E*TRADE N/A
Direct X
Eagle N/A
I M N/A
JPMorgan U.S. Government Money Market Fund
Capital X
Institutional  X
Agency X
Premier X
Investor X
Morgan X
Reserve  X
Class C N/A
Cash Management N/A
Service X
E*TRADE X
Direct X
Eagle X
I M X
JPMorgan U.S. Treasury Plus Money Market Fund
Capital X
Institutional  X
Agency X
Premier X
Investor X
Morgan X
Reserve  X
Class C X
Cash Management N/A
Service X
E*TRADE N/A
Direct X
Eagle X
I M X

[1]  To be liquidated on or about 12/21/16.